UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! ARES CAPITAL CORPORATION 2025 Annual Meeting Vote by May 11, 2025 11:59 PM ET You invested in ARES CAPITAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the annual stockholders meeting to be held on May 12, 2025. Vote Virtually at the Meeting* May 12, 2025 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/ARCC2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64285-P27465 Get informed before you vote View the Notice and Proxy Statement, Form 10-K and Privacy Notice online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. ARES CAPITAL CORPORATION 245 PARK AVENUE 44TH FLOOR NEW YORK, NY 10167

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V64286-P27465 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming annual stockholders meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com 1. Election of Directors Nominees: 1a. Daniel G. Kelly, Jr.* For 1b. Eric B. Siegel* For 1c. R. Kipp deVeer* For * To elect the person (except as marked to the contrary) as a Class III director of the Company to serve until the 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. For 3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.